Exhibit 99.1

As of September 30, 2005

Who We Are

Multi-bank holding company with significant operating autonomy at the individual banks Banking assets of $6.3 billion at September 30, 2005 Listed on the NYSE (CHZ), market capitalization as of September 30, 2005 was $1.2 billion 121 full service banking offices and 152 ATM locations in VT, NH, MA, ME Commercial loans represent over 70% of the total loan portfolio and core deposits comprises over 95% of total funding Strong wealth management operation with assets under administration of $8.6 billion and assets under management of $2.0 billion Excellent credit quality with year-to-date net charge-offs at .03% and an allowance for loan losses to loans of 1.39%

2

A Tradition of Success

Recognized competency in an attractive business mix Deep relationships with worthwhile customers Conservative underwriting standards and disciplined lending Efficient generator of low cost stable deposits Proven leadership focus to achieve superior financial results Well-established and tangible shareholder orientation

3

Our Target Markets

9/30/05 % Assets (in millions) Chittenden Bank $3,147 49% Ocean National Bank $1,654 26% Bank of Western Mass $684 11% Flagship Bank $511 8% Maine Bank & Trust $351 6% Total $6,347 100%

Loans by State 9/30/05 VT 43% NH 22% MA 26% ME 9%

Deposits by State 9/30/05

VT 52% NH 20% MA 19% ME 9%

CANADA MAINE UNITED STATES VERMONT NEW YORK NEW HAMPSHIRE CONNECTICUT RHODE ISLAND Boston Atlantic Ocean

4

Corporate Structure

CUSTOMERS

Chittenden Bank

Ocean National Bank

Flagship Bank & Trust

Bank of Western Massachusetts

Maine Bank & Trust

CHITTENDEN SERVICES

GROUP

CORPORATE

5

Our Target Markets

Vermont Market

State population of nearly 620,000

Greater Burlington population over 150,000

13% population growth in Chittenden County since 1990 Greater Burlington median household income of $48,000 Greater Burlington median age = 34 Homeownership rate of over 70% exceeds national average Median housing value increased by 24% from 2000-2003 Nearly 9,000 new business startups in 2004 23% new job growth 1990-2000 (Greater Burlington area) 30,000 businesses and 70,000 households Small Business Culture—50% of jobs are from companies with less than 100 employees

6

Our Target Markets

Greater Springfield Market

Population nearly 700,000 in Pioneer Valley (Hampden, Hampshire and Franklin Counties) Median household income of $41,000 Median age = 36 Above national/regional employment averages in education, insurance, health services, manufacturing Over 20 colleges located in Pioneer Valley 1993—2000 Pioneer Valley job growth over 15% 23,000 businesses and 90,000 households Telecommunications crossroads for New England

Greater Worcester Market

3rd largest city in New England Population of 777,000 in Worcester Co. 6 million people within a 50 mile radius Median household income of $48,000 Median age = 36 32,000 new jobs created in Worcester area between 1991—2003 Over 18% job growth in region (1993—2000)

Value of Worcester’s total assessed property value up nearly 15% in FY2003 Over 25,000 businesses and 110,000 households 16 colleges in Worcester Co.

Known as “The Center of Excellence in Biotechnology”

7

Our Target Markets

Southern NH/Seacoast Market

Total regional population over 1 million 17% population growth 1990—2003 Median household income of $50,000 Median age = 37

Large pool of professionals, 42% of Portsmouth residents hold a bachelor’s degree or > 75% of NH businesses employ <10 people Over 50% of all employees are with firms <250 people Over 5,000 new business startups in NH annually (1998-2002) New Hampshire gross domestic product up 5.6% in 2003, 16th fastest growth in the United States Over 40,000 businesses and 150,000 households

Greater Portland Market

Combined population of Cumberland and York Co. nearly 470,000 15% population growth 1990—2003 Median household income of $44,000 Median age = 35 Median housing value up 36% 2000-2003 30% of population with bachelor’s degree or higher 25% increase in residential building permits from 2000-2003 in the state 20% of Maine workforce in businesses with 4 or < employees Over 20,000 businesses and nearly 60,000 households 36 million tourist visits annually to Portland area

8

Our Target Customers

Commercial Banking

Businesses with Revenues of $1 to $100 Million; Loan Needs up to $20 Million; Multiple Product and Service Needs

Community Banking

Individuals and Families who are Financially Sophisticated with Multiple Product and Service Needs and Household Incomes building to > $50,000

Wealth Management

Businesses and Individuals with Investment Management, Brokerage, Trust and/or Private and Professional Banking Needs

Commercial & Community Banking

A Diversified Loan Portfolio

12/31/01

Consumer 12%

Municipal 3%

C&I 20%

Construction 3%

Multi Family 2%

Commercial RE

32%

Home Equity 6%

Residential 22%

30% 20% 10% 0%

25%

18%

14% 14%

13%

2001 2002 2003 2004 9/05

Growth in Commercial and Commercial Real Estate

9/30/05

C&I 19%

Construction 4%

Multi Family 4%

Commercial RE

40%

Home Equity 7%

Residential 16%

Consumer 6%

Municipal 4%

80% 60% 40% 20% 0%

65% 67% 70% 71% 60%

40% 35%

33%

30% 29%

2001 2002 2003 2004 9/05

Commercial

Consumer

Total loans as of December 31, 2001 and September 30, 2005 were $2.8 billion and $4.4 billion respectively

Commercial Loan Diversification by Industry

Agriculture, Forestry, Fishing & Hunting 1.18%

Construction 5.93%

Real Estate, Rental & Leasing 31.43%

Finance & Insurance 1.61%

Manufacturing 9.72%

Mining 0.63%

Public Admin 2.39%

Educational Srvc 4.16%

Information 1.45%

Retail Trade 8.27%

Professional, Scientific, & Tech Srvc 2.65%

Mgmt of Companies

& Enterprises 0.43%

Health Care & Soc Assist 4.82%

Arts, Entertainment

& Rec 2.62%

Admin/Support & Waste Mgmt &

Remediation Svcs 1.00%

Accomodation &

Food Srvc 10.98%

Other Srvc (except Public Admin) 3.29%

Transportation &

Warehousing 1.72%

Utilities 0.03%

Wholesale Trade 4.86%

Other 0.83%

1. This chart encompasses the total commercial loan portfolio at September 30, 2005, which includes C&I, municipal, commercial RE, construction, and multi family loans.

2. Industry classifications are based on NAICS sector codes

Real Estate, Rental and Leasing

Development 0.86%

Educational 0.13%

Elderly Housing 0.40%

A partments 22.09%

Auto Sales/Svc Station 1.33%

Hotel/Motel 0.15%

Industrial 7.58%

Land 1.42% Manufacturing 1.87%

Mercantile 1.30%

Mixed 13.08%

Mobile Home Park 0.83%

Office 27.18%

Other 3.03%

Other Business Assets 2.03%

Recreational 0.48%

Restaurant/Bar 1.02%

Shopping Ctr/Stores 9.98%

Warehouse 4.55%

Cash Secured 0.69%

1. This chart is a subset of the Commercial Loan Diversification by Industry chart on page 12

2. Industry classifications are based on NAICS sector codes

Continuing Core Deposit Growth

12/31/01

Borrowings 1%

Demand Deposits 17%

NOW 13%

Savings 10%

CMA/MMA

37%

CDs < $100,000 17%

CDs > $100,000 5%

9/30/05

Borrowings 4%

Demand Deposits 18%

NOW 16%

Savings 9%

CMA/MMA

28%

CDs < $100,000 14%

CDs > $100,000 11%

40% 30% 20% 10% 0%

35% 34% 34% 30% 29%

2001 2002 2003 2004 9/05

Transaction Deposits % of Total Funding

75% 60% 45% 30% 15% 0%

57% 56% 57% 57% 53% 43% 47% 44% 43% 43%

2001 2002 2003 2004 9/05

Consumer

Commercial

Total Deposits as of December 31, 2001 and September 30, 2005 were $3.7 billion and $5.4 billion respectively

Business Services

Insurance (10%)

Specializes in commercial property and casualty insurance Gross premiums for the first nine months of 2005 were $53 million

Cash Management (10%)

High level of service to business clients Seasoned delivery team with national level expertise Full menu of products

Merchant Services ACH

Lock box Sweep accounts

Payroll Services (3%) Over 1,300 customers Full menu of products

Annualized three year growth rate of 19%

Business Credit Cards (2%)

Only available to commercial customers Credit review performed as part of the normal commercial lending process Outstanding loans were $10.4 million and interchange fee income was $875,000 for the first nine months of 2005

Retirement Plan Services (1%) Primary focus is on defined benefit and contribution plans Over 450 customers advised Total retirement plan assets of $769 million Full array of services

Design

Administration/recordkeeping Custodial/trustee Investment management

*	Numbers in ( ) are a percentage of total noninterest income

Captive Insurance

The captive insurance market has grown 15% annually over the last 3 years Vermont is the U.S. domicile of choice for captive insurance companies

- 65% of the active captive insurers bank with Chittenden*

Vermont has more captive insurance companies than all other states combined Over $260 million in bank deposits and over $848 million in Institutional Trust Assets under administration Over $61 million in stand-by letters of credit that are fully collateralized by cash or government securities held in trust at Chittenden Bank

Captives in Vermont

800 600 400 200 0

742 717 674 597 527

2001 2002 2003 2004 9/05

* Some Chittenden customers have more than one captive

Government Banking

Leader in government banking for Vermont

Expanding our presence within the Massachusetts and New Hampshire franchises Customers use a wide array of transaction, loan and deposit products Over $157 million in loan balances and $448 million in deposits and repos

Loans

NH 6%

MA 17%

VT 77%

Deposits & Repurchase Agreements

NH 23%

MA 17%

VT 60%

Mortgage Banking

Originations for 2004 were $693 million, and $471 million for the first nine months of 2005, of which $491 million and $320 million, respectively, were sold in the secondary markets Underlying coupons in the mortgage servicing portfolio continue to decline

2001 2003 2004 9/05 Under 5% 0% 10% 11% 10% 5%<6% 2% 42% 52% 55% 6%<7% 38% 32% 30% 29% 7%<8% 50% 12% 6% 5% Over 8% 10% 4% 1% 1%

Mortgage servicing portfolio of $2.1 billion at September 30, 2005 with a conservative valuation of $12.9 million or 62 basis points* Continued expansion through our affiliate banks into other states:

Originations by Bank

Chittenden 68%

BWM 8%

MBT 5%

ONB 15%

FBT 4%

*The mortgage servicing portfolio is carried at the lower of cost or market and the fair market value at September 30, 2005 was $18.8 million, or 92 basis points 18

Wealth Management

Wealth Management

Assets under administration

Assets under discretionary management $2.0 billion Personal Trust/Custody 2.1 billion Retail Investments .2 billion Bond Administration Services 2.7 billion Captive Insurance .8 billion Retirement Plan Services .8 billion

Total $8.6 billion

Asset Management Services

Services include asset management and personal trust Over $2.0 billion in assets under management Over $2.1 billion in assets under administration Average relationship size of $1.2 million Average managed account fee of 70 bps Operating margin of approximately 40%

Assets Under Management

60% 40% 20% 0%

54%

36%

10%

Equity Bonds Cash

As of 9/30/05

Wealth Management

Retail Investments – Broker/Dealer

Over $182 million in assets under administration 2005 Revenue:

5% Annuity 80% Brokerage 15% Other

Serving over 7,200 customers in four states

Revenue by State

NH/ME

5%

VT 80%

MA 15%

Bond Administration Services

Operates throughout New England Over $2.7 billion in assets under administration Total revenue for the first nine months of 2005 was $2.2 million

Bond Administration Services

ME NH MA VT

2%

15% 30%

53%

0% 20% 40% 60% 80%

Financial Performance

59178 008

Consistent Superior Financial Performance

Strong net interest margin

Low cost stable sources of funding and excellent liquidity position Strong fee based revenues in targeted businesses Conservative reserves and excellent credit quality Strong capital base

Net Interest Margin

5.00% 4.00% 3.00%

4.74%

4.53%

4.31% 4.21% 4.12%

4.20% 4.08%

3.82% 3.89%

2001 2002 2003 2004 9/05

CHZ

SNL*

* SNL Securities $5-$10 Billion index—data for 9/30/05 not yet available 24

Average Yield on Loans

9.0% 8.0% 7.0% 6.0% 5.0% 4.0%

8.0%

6.9% 7.7%

6.0%

5.7% 6.5%

6.0% 5.5% 5.4%

2001 2002 2003 2004 9/05

CHZ SNL*

Average Cost of Deposits

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

3.2%

2.0%

2.7% 1.3%

1.1%

1.5% 1.1% 0.9% 0.7%

2001 2002 2003 2004 9/05

CHZ SNL*

Average Yield on Securities

9.0% 7.0% 5.0% 3.0%

6.4%

5.6%

4.4% 4.3% 6.0%

5.2% 4.3% 4.1% 4.2%

2001 2002 2003 2004 9/05

CHZ SNL*

Average Cost of Funds

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

3.6%

2.3%

2.8% 1.7%

1.4%

1.6%

1.3% 1.0% 0.8%

2001 2002 2003 2004 9/05

CHZ SNL*

*SNL Securities $5-$10 Billion index—data for 9/30/05 not yet available

Noninterest Income

12/31/01

Wealth Management 28%

Business Services 18%

Mortgage Banking 23%

Deposit Services 22%

Other 9%

9/30/05

Other 6%

Wealth Management 28%

Business Services 26%

Mortgage Banking 15%

Deposit Services 25%

Noninterest Income/Operating Revenue

35.00% 25.00% 15.00%

31.75%

29.98% 27.20% 26.66% 30.79% 26.66% 25.25% 24.56%

22.46%

2001 2002 2003 2004 9/05 CHZ SNL*

*SNL Securities $5-$10 Billion index—data for 9/30/05 not yet available 26

Noninterest Expense

12/31/01

Compensation 45%

Benefits 10%

Occupancy 13%

DP Exp 8%

Other 24%

9/30/05

Compensation 49%

Benefits 12%

Occupancy 14%

DP Exp 2%

Other 23%

Efficiency Ratio

62% 60% 58% 56% 54% 52%

60.48%

58.56% 58.96%

58.87% 56.13%

57.38%

56.91% 56.56%

54.59%

2001 2002 2003 2004 9/05

CHZ SNL*

*SNL Securities $5-$10 Billion index—data for 9/30/05 not yet available 27

Financial Summary

2001 2002 2003 2004 9/04** 9/05**

Per Common Share

Earnings Diluted Earnings $1.44 $1.57 $1.66 $1.61 $1.18 $1.31 Cash Earnings* $1.49 $1.59 $1.70 $1.65 $1.21 $1.34 Dividends $0.61 $0.63 $0.64 $0.70 $0.52 $0.54 Book Value $9.25 $10.49 $12.66 $13.38 $13.21 $13.89 Tangible Book Value $8.42 $8.87 $7.44 $8.28 $8.07 $8.85

Ratios Dividend Payout Ratio 42.15% 39.88% 37.84% 42.45% 42.76% 40.72% Return on Average Equity 16.55% 16.12% 13.90% 12.70% 12.54% 13.04% Return on Average Tangible Equity* 18.54% 19.27% 22.92% 21.43% 21.30% 21.01% Return on Average Assets 1.51% 1.40% 1.29% 1.27% 1.26% 1.34% Return on Average Tangible Assets* 1.57% 1.44% 1.37% 1.36% 1.35% 1.42% Net Interest Margin 4.74% 4.53% 4.12% 4.21% 4.19% 4.31% Efficiency Ratio 56.13% 58.56% 60.48% 57.38% 58.61% 56.56%

Credit NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.49% 0.54% 0.41% Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.45% 1.47% 1.39% Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.07% 0.05% 0.04%^

Capital Tangible 8.19% 7.29% 6.02% 6.58% 6.46% 6.74% Leverage 7.99% 9.28% 7.79% 8.42% 8.39% 9.08% Tier 1 10.32% 12.25% 10.07% 10.44% 10.51% 10.72% Risk-Based 11.57% 13.50% 11.32% 11.64% 11.76% 11.89% * see Appendix ** for the nine months ending ^annualized

Risk Management

Credit Quality

Net Charge-offs to Average Loans

0.45% 0.30% 0.15% 0.00%

0.35% 0.33%

0.27%

0.20% 0.28% 0.24%

0.16%

0.07%

0.04%^ 2001 2002 2003 2004 9/05

CHZ SNL*

^annualized

NPAs to Loans & OREO

0.85% 0.75% 0.65% 0.55% 0.45% 0.35%

0.75% 0.71%

0.65%

0.60%

0.49% 0.49% 0.46%

0.39% 0.41% 2001 2002 2003 2004 9/05

CHZ SNL*

Reserves/Loans

1.80% 1.60% 1.40% 1.20% 1.00%

1.62% 1.59%

1.54%

1.45%

1.39%

1.44% 1.41%

1.35% 1.29%

2001 2002 2003 2004 9/05 CHZ SNL*

*SNL Securities $5-$10 Billion index—data for 9/30/05 not yet available

Granularity of Non-Accrual Loans

Size of Total Book

Relationship Balance % # %

>$1.0 MM $6,375 35% 11 6% $500 M to $1 MM 3,866 21% 9 5%

$100 M to $500 M 5,355 29% 46 24%

<$100 M 2,703 15% 123 65% Total $18,299 100% 189 100%

As of 9/30/2005

Interest Rate Risk

Naturally Hedged

Net Interest Income Sensitivity (Ramped)*

+50 bps +0.62% +25 bps +0.30% -25 bps –0.43% -50 bps –1.90%

Net Interest Income Sensitivity (Shocked)*

+200 bps +1.99% +100 bps +1.04% -100 bps –0.74% -200 bps –5.04%

Static Gap

6	month -5.37% 12 month 0.07%

Net Income Sensitivity (Ramped)*

+50 bps +1.10% +25 bps +0.54% -25 bps -0.76%

-50 bps -3.52%

Net Income Sensitivity (Shocked)*

+200 bps +3.31% +100 bps +1.79% -100 bps -1.48%

-200 bps -9.14%

*12 month forward estimates as of 9/30/05

In Summary

A Compelling Story

Strong market share and a proven acquisition acumen Low risk balance sheet with a prudent growth strategy Diversified banking services with a solid balance of revenues Low exposure to volatile sectors with a fortress balance sheet

Total Shareholder Return

5-Year Period

15% 10% 5% 0% -5%

13.17%

1.92%

-1.49%

CHZ S&P 500 Dow Jones Ind Avg

Annual Equivalent

10-Year Period

30% 20% 10% 0%

13.08%

9.47% 10.36%

CHZ S&P 500 Dow Jones Ind Avg

Annual Equivalent

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.

Appendix

Reconciliation of non-GAAP measurements to GAAP

Tangible Ratios YTD YTD YTD YTD YTD YTD

Dec-01 Dec-02 Dec-03 Dec-04 Sep-04 Sep-05 Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $55,099 $61,575 Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 1,496 1,367 Tangible Net Income (A) 60,426 64,476 76,585 77,127 56,595 62,942 Average Equity (GAAP) 353,529 394,740 538,217 591,693 587,149 631,119 Average Identified Intangibles 0 9,108 22,493 21,741 22,016 19,415 Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (4,960) Average Goodwill 28,147 53,293 187,369 216,519 216,525 216,136 Average Tangible Equity (B) 325,976 334,619 334,118 359,825 355,000 400,528 Return on Average Tangible Equity (A) / (B) 18.54% 19.27% 22.92% 21.43% 21.30% 21.01% Average Assets (GAAP) $3,871,017 $4,551,879 $5,777,538 $5,895,720 $5,838,625 $6,151,251 Average Identified Intangibles 0 9,108 22,493 21,741 22,016 19,415 Average Deferred Tax on Identified Intangibles (594) (2,280) (5,763) (6,392) (6,392) (4,960) Average Goodwill 28,147 53,293 187,369 216,519 216,525 216,136 Average Tangible Assets (C) 3,843,464 4,491,759 5,573,439 5,663,852 5,606,476 5,920,661 Return on Average Tangible Assets (A) / (C) 1.57% 1.44% 1.37% 1.36% 1.35% 1.42%

Reconciliation of non-GAAP measurements to GAAP

Cash Earnings YTD YTD YTD YTD YTD YTD

Dec-01 Dec-02 Dec-03 Dec-04 Sep-04 Sep-05 Net Income (GAAP) $58,501 $63,645 $74,799 $75,127 $55,099 $61,575 Amortization of identified intangibles, net of tax 1,925 831 1,786 2,000 1,496 1,367 Tangible Net Income (A) 60,426 64,476 76,585 77,127 56,595 62,942

Net Income (Operating) (A) $60,426 $64,476 $76,585 $77,127 $56,595 $62,942 Average Common and Common Equivalents (B) 40,684 40,619 45,150 46,731 46,647 46,969 Cash Earnings (A) / (B) $1.49 $1.59 $1.70 $1.65 $1.21 $1.34